SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2008
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-50638 (Commission File Number)	20-0180812 (I.R.S. Employer Identification No.)

101 N. Robinson, Suite 920 Oklahoma City, Oklahoma 73102 (Address of principal executive offices)	73102 (Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On August 1, 2008, Murrell, Hall, McIntosh & Co. PLLP (“MHM”) resigned as the independent registered public accounting firm of Graymark Healthcare, Inc. (the “Company”). MHM recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of MHM, and certain of the professional staff and shareholders of MHM joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of MHM, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm.
     Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.
     The reports of MHM regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007 and 2006, and during the period from December 31, 2007 through August 1, 2008, the date of resignation, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MHM would have caused it to make reference to such disagreement in its reports.
     The Company provided MHM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 1, 2008, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.
Item 9.01
Exhibits

Exhibit
Number	Description of Document
99.1	Letter from Murrell, Hall, McIntosh & Co. PLLP.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: August 4, 2008

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